SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2011

J & J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	0-14616	22-1935537
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6000 Central Highway, Pennsauken, NJ 08109
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On July 25, 2011, J & J Snack Foods Corp. issued a press release regarding its earnings for the third quarter of fiscal 2011.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated July 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J & J SNACK FOODS CORP.

	By:	/s/ Gerald B. Shreiber

Gerald B. Shreiber
President

/s/ Dennis G. Moore

Dennis G. Moore
Chief Financial Officer

Date: July 25, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 25, 2011

4